Exhibit 99.1
Analyst / Investor Conference November 17, 2010

Lynell Walton Director of Investor Relations

Additional Information for Shareholders In connection with the proposed merger, Old National Bancorp has filed with the Securities and Exchange Commission a Registration Statement on Form S-4 that will include a Proxy Statement of Monroe Bancorp and a Prospectus of Old National, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Old National and Monroe, may be obtained at the SEC's Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Old National at www.oldnational.com under the tab "Investor Relations" and then under the heading "Financial Information" or from Monroe by accessing Monroe's website at www.monroebank.com under the tab "Shareholder Relations" and then under the heading "Financial Reports." Old National and Monroe and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Monroe in connection with the proposed merger. Information about the directors and executive officers of Old National is set forth in the proxy statement for Old National's 2010 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 19, 2010. Information about the directors and executive officers of Monroe is set forth in the proxy statement for Monroe's 2010 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 29, 2010. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Forward-Looking Statement This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, descriptions of Old National's financial condition, results of operations, asset and credit quality trends and profitability and statements about the expected timing, completion, financial benefits and other effects of the proposed merger. Forward-looking statements can be identified by the use of the words "anticipate," "believe," "expect," "intend," "could" and "should," and other words of similar meaning. These forward-looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to; market, economic, operational, liquidity, credit and interest rate risks associated with Old National's business, competition, government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations), ability of Old National to execute its business plan (including the proposed acquisition of Monroe Bancorp), changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits, failure or circumvention of Old National's internal controls, failure or disruption of our information systems, significant changes in accounting, tax or regulatory practices or requirements, new legal obligations or liabilities or unfavorable resolutions of litigations, other matters discussed in this presentation and other factors identified in the Company's Annual Report on Form 10-K and other periodic filings with the Securities and Exchange Commission. These forward-looking statements are made only as of the date of this presentation, and Old National undertakes no obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this presentation.

Non-GAAP Financial Measures These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Old National Bancorp has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

Agenda 1. Welcome Lynell Walton 2. Strategy and M&A Bob Jones 3. Banking Barbara Murphy 4. Insurance Tom Flynn 5. Improving profitability Chris Wolking 6. Credit Daryl Moore Closing remarks Bob Jones 7. Appendix/Bios/Financial Trends Lunch Speaker Richard Mourdock State of IN Treasurer Branch Tours lead by Indianapolis CEO Randy Reichmann

Bob Jones President & CEO

Traditional products Strong market share Know who we are and who we are not Conservative credit Enterprise wide risk management Transparency Strong capital Excellent liquidity Outstanding funding Years of banking experience Diverse backgrounds Proactive Strong balance sheet Mergers & Acquisitions Strong access to capital markets Strong Risk Management Culture Basic, Community Bank Excellent Balance Sheet Strong Management Team Well Positioned for Future Why Old National?

Dodd/Frank Basel III NSF/OD Fair value accounting Increased oversight Slow growth Elevated unemployment Stressed borrowers Slow revenue growth Continued credit risk Low interest rates Health Care Gridlock Regulatory Economic Market Conditions Other As long as the field is level....we can compete. The Headwinds in our Industry are Strong...

Reduce cost Focus on sales Net interest margin Maintain liquidity Prepare for rising rates Capital is king Traditional FDIC Must make long term sense Understand what and why we are buying Improve Earnings Balance Sheet Merger and Acquisition The Old National Response...

Traditional Mergers & Acquisitions Acquisitions will play a critical role in improving shareholder returns Earnings pressures are going to be around for some time for the banking industry, and acquisitions offer the buyers an opportunity to grow their earnings through consolidation of the target's operations. Challenges in industry fundamentals should bring both buyers and sellers to the table FDIC Transactions Recent changes to FDIC loss sharing construct shifts additional risk to buyer Transaction pricing reflective of increasingly competitive environment - particularly for larger institutions with franchise value Limited number of sizeable targets remaining / expected in the pipeline Return to "traditional M&A" growing nearer; catalysts include: Financial stabilization / increased comfort with credit Valuation levels have increased from previous lows Performance pressures Repayment of TARP Severely reduced stock prices Inability to raise capital on acceptable terms Board fatigue / succession Completion of regulatory reform Shareholder activism FDIC opportunities will continue to present themselves 829 institutions representing $403bn in assets remain on the FDIC's problem list Although opportunities in mid-west will be limited Bidding strategy is more important than ever given FDIC structural changes Trends and Observations Outlook / Implications for Market Participants M&A - Current and Emerging Trends

M&A Considerations Typical Traditional Candidate FDIC Assisted Candidate Deposit franchise/branch network Stronger/more viable as a result of the economic downturn May have sold some of the best locations Commercial relationships Business as usual May have stopped lending for a year or more Associate morale Maybe lower due to more focus on compliance, etc. However, merger allows return to relationship management. Low - best associates have left the franchise Credit Requires modest additional loan mark High loss content. Recent changes to FDIC loss sharing construct shifts additional risk to buyer Capital Typically lower end of peer group Almost non-existent Regulators Maybe under some informal or formal agreement, but not "life threatening" Formal agreements well publicized and in place for more than 1 year Strategic Integration of franchise Typically requires run-off of non-core bank

Overview of Potential Assisted Transaction Density in Select Markets Indiana - Adj. Texas Ratio Summary Michigan - Adj. Texas Ratio Summary Source: SNL Financial as of most recent quarter. Note: Based on regulated depositories with assets greater than $100mm in the respective region. Adj Texas Ratio defined as (Adj NPAs + Adj 90 days past due) / (Tangible Equity + LLR) (1) South Central Illinois includes all of Illinois except for the Chicago, Freeport, Rockford, Rochelle, Sterling and Dixon MSAs. Kentucky - Adj. Texas Ratio Summary South Central Illinois (1) - Adj. Texas Ratio Summary

M&A-Strategy & Criteria Enhance ability to achieve consistent quality earnings Enhance Old National's mission of being a true "community bank" Leverage current infrastructure Enhance growth of franchise Must align both strategically and culturally Mid-sized markets within or near existing franchise with average to above average growth rates Good deposit franchise Similar business and balance sheet mix/basic bank Limited exposure to non-strategic markets Must meet/exceed financial targets Must pass due diligence-credit, legal, risk, etc. Acquisition Strategy Acquisition Criteria

Monroe Bancorp Dominant market share Above average growth Meets financial targets Leverage infrastructure Fair based on benefit to shareholders Competitive In market cost saves $.03 - $.04 per share in 2011* 7% - 8% thereafter No revenue synergy assumed 1/1/11 close target Systems-2nd quarter 19 teams-going well Why? Financial Benefit Price Integration *After one-time charges

Why Old National? Our People Our People Our People

Associate Engagement Old National has highly engaged and satisfied associates 2Q05 2Q08 2Q09 2Q10 % Favorable 0.59 0.72 0.74 0.72 Survey conducted by Center for Research and Science Illinois Institute of Technology 2Q10 2Q10 Question: I believe Old National is headed in the right direction - 76% Favorable Response % Favorable Engaged and satisfied associates drive superior client service and satisfaction, ultimately improving company performance and increasing shareholder value. Scores of 65% or higher are considered strengths

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Barbara Murphy Chief Banking Officer

Basic Banking Basic Banking Make $$$ Deposits Loans Simple, Easy, Fast

Basic Banking - Objectives for Today Performance through the financial crisis Ability to adapt and reshape our business Value of some low growth markets Proactive management through crisis, integration, revenue or expense challenges

Banking Super Regions Banking Super Regions

Banking Regions Banking Regions

Regional Data Region Total Loans 9-30-2010 Total Deposits & Sweeps 9-30-2010 Market Share* June 30, 2010 Evansville $862.2 $1,437.8 2nd - MSA (Evansville, IN/KY) Jasper 155.1 388.4 2nd - City (Jasper, IN) Southern Illinois 171.4 473.1 2nd - City (Carbondale, IL) Vincennes 113.5 370.6 2nd - City (Vincennes, IN) Southern Region $1,302.2 $2,669.9 Northwest 545.5 969.3 2nd - MSA (Terre Haute, IN) North Central 132.2 156.8 3rd - MSA (Bloomington, IN) Northeast 335.7 528.0 6th - MSA (Muncie, IN) Central Region $1,013.4 $1,654.1 Indianapolis Region $376.4 $616.5 9th - MSA (Indianapolis, IN) *Market share data pulled for largest MSA in region, or largest city (if MSA not available)

Regional Data - continued Region Total Loans 9-30-2010 Total Deposits & Sweeps 9-30-2010 Market Share* June 30, 2010 Louisville 287.0 132.8 28th - MSA (Louisville, KY-IN) Western Kentucky 294.3 590.4 1st - City (Greenville, KY) Kentucky Region 581.3 $723.2 Michiana Region 209.3 147.6 9th - MSA (South Bend-Mishawaka, IN) Ft. Wayne Region 11.4 16.6 18th - MSA (Ft. Wayne, IN) Northern Region $220.7 $164.2 Banking Ops $60.4 $11.6 Total Banking $3,554.3 $5,839.4 *Market share data pulled for largest MSA in region, or largest city (if MSA not available)

Banking Structure

Super Region Structure

Banking Operations - Income Comparison Full Year 2008 Full Year 2009 YTD 9/30/2010 Net Spread 270,589 297,037 190,912 Provision 51,024 63,284 23,706 Non-Interest Income 110,095 118,469 84,980 Non-Interest Expense 142,261 166,478 109,495 Operating Income 187,399 185,744 142,691 Comparisons between last three years demonstrate the need to shift levers and focus to maintain stable operating income.

Commercial Banking

Commercial Loans 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Comercial Loans 1381 1432.7 1441.4 1463.1 1454.3 1427.6 1364.9 1287.7 1172.6 1137 1160.6 ONB Consolidated Quarterly Averages - $ in Millions Balances declined by 12% from 4Q08 to 4Q09 and 9.9% from 4Q09 to 3Q10.

Commercial Real Estate Loans 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Comercial Real Estate Loans 1251.2 1218.7 1182.3 1168.2 1148.9 1132 1108.7 1079.5 1050.2 1021.6 992 ONB Consolidated Quarterly Averages - $ in Millions By design, our level of CRE loans has been steadily decreasing.

Leases 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Leases 329.3 340.2 359.5 370.5 385.9 385.6 299.3 133.6 128 120.7 117.8 Sold $258 million ONB Consolidated Quarterly Averages - $ in Millions This portfolio is not a significant emphasis for Old National.

Commercial Loan Production 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Comercial Loan Production 184.1 186.1 179.8 262.6 124.2 103.3 65.6 78.9 92.9 111.3 104.5 $ in Millions 4th Quarter was our peak in production volume with significantly lower volumes for the last two years.

Commercial Real Estate Production 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Comercial Real Estate Loan Production 85.8 84.5 82.4 79.9 41.8 40.3 50.7 40.8 20.5 31.5 49.9 $ in Millions CRE credits are tightly managed and underwriting standards are more stringent than commercial credits.

Commercial Line Utilization 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Comercial Line Utilization 0.416 0.406 0.381 0.392 0.366 0.424 0.396 0.366 0.329 0.319 0.319 Line utilization remains compressed through 2010.

Commercial Paydowns 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Comercial Paydowns 122.7 127.3 177.3 219.1 183.2 215.7 102.6 120.6 97.7 57.6 134.8 $646 $622 $291 $ in Millions Commercial paydowns peaked in 2008 and appear to be trending lower in 2010.

Commercial Real Estate Paydowns 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Comercial Real Estate Paydowns 120.9 123.3 108.1 95.7 62.8 49.7 83.6 69.4 41.9 70.5 70.8 $ in Millions $448 $266 $184 Commercial real estate paydowns appear to be trending similar to 2009 and significantly lower than 2008.

Balances by Risk Grade Risk Grade Period 0-1 2 3 4 5 6 7 8 9 2008 $371.0 $300.0 $657.5 $438.1 $606.3 $222.7 $121.7 $109.3 $60.0 2009 $249.7 $217.1 $520.3 $319.8 $442.6 $261.3 $98.9 $84.2 $46.9 9-30-2010 $221.3 $188.7 $507.6 $321.8 $384.9 $239.4 $68.2 $96.8 $51.2 $ in Millions Commercial and Commercial Real Estate Loans* *Excludes leases originated in the Business Banking Center

Simple, Easy, Fast Commercial Loan Redesign One of our important initiatives to reshape our business model.

Number of Companies by Sales Size Source: Direct Response Associates, Inc., February 2010 In 2010, we segmented our sales approach and began by reviewing company size within our footprint. State <$1 Million >$1 Million and < $5 Million >$5 Million Total Illinois 36,652 1,694 474 38,820 Indiana 170,518 10,998 3,259 184,775 Kentucky 53,868 3,288 902 58,058 Ohio 32,063 2,215 617 34,895 Michigan 11,860 570 169 12,599 Totals 304,961 18,765 5,421 329,147

Loan Size Statistics We also looked at the size of our own loans to see what the major segments looked like throughout our footprint. Category # of Loans Total Face Amount Average Face Amount Total O/S Balance Average O/S Balance Loans ^ $500,000 11,400 $1,124,369,772 $98,551 $719,498,272 $63,064 Loans ^ $500,000 and ^ $2.5 million 1,071 $1,161,792,212 $1,084,773 $713,960,106 $666,620 Loans > $2.5 million 275 $1,486,276,411 $5,404,641 $840,289,459 $3,055,598

Commercial Production - Market Focus RM Type Company Size Typical Loan Size Corporate $5 million + in sales $2 million + RM3 $5 million + in sales $750,000 - $2 million RM2 < $5 million in sales < $750,000 RM1 < $5 million in sales < $750,000 We then designed a segmented market focus based on company size and typical loan size.

Market Segmentation and Staffing Model Role Sales Loan Request Single Signor Authority #'s % CRE $5 million + $2 million + $250,000 8 9% Corporate RM $5 million + $2 million + $150,000 8 9% Market 3 RM $5 million + Up to $2 million $50,000 13 13% Market 2 RM Up to $5 million $750,000 $50,000 29 31% Market 1 RM Up to $5 million $500,000 None 36 38% Total 94 With that focus in mind we then specified segmented roles for varying levels of relationship manager assignments and staffed accordingly.

Customer Focused Loan Origination Process Key Objectives: Improved customer turnaround and less administrative work for RM's (Scored Credit) At the same time, we redesigned the entire process for the highest volume loan segments from cradle to grave. Birth of CBU: Commercial Banking Unit

Loan Officer Receives request from customer, gathers financial information, officer or CLA inputs into commercial online application, and sends financials to BBCC for scoring. Underwriting Approved, continue to post approval; Declined, identify reason and either escalates for review or process adverse action notification as required. Post approval Gather due diligence (entity docs, collateral information, supporting documents, etc.). Documentation Preparation of documents, send documents to officer or CLA for signature by customer. Closing Signature of documents, forward to centralized funding desk. Funding QA review of documents, release of funds to customer's DDA/wire or check by mail. Booking Forward to loan operations for booking and tracking, signed documents imaged and catalogued. Service Follow up with customer, gathering financial updates, investigating other possible needs of customer. Collection 15 days past due, collection duties to centralized collection agent. CBU - Loan Origination Process

CBU - Rollout RM1's RM2's New money requests (new/existing customers) New money requests (new/existing customers) Renewal requests Renewal requests Completed Complete 12-31-10 Complete 1-31-11 Complete TBD New money requests from RM1's Applications of $23 million since August 2 Applications completed 62% approved 35% denied 3% withdrawn Of applications processed 68% scored credit 23% via CBU portfolio manager 9% via specialty portfolio manager

CBU - Next Steps Direct mail test to 10,000 Indianapolis businesses Offer includes Business Quick Line Product, Business DDA and Business VISA Simple, Easy, Fast loan decisions / account opening

Small Business Loan Center Use Community Meeting Rooms to conduct seminars for small business clients / prospects Planned for 2Q11 deployment Curriculum to include How to build a business plan What do bankers look for in lending requests? Year-end tax planning Options for payroll, accounts payable, accounts receivable solutions Insurance employee benefits Small business cash management Impact of health care regs on small business Wealth management - 401k fiduciary responsibility

Consumer Lending

Direct Consumer Loans 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Direct Consumer Loans 426.6 420.2 412.6 403 383.5 362.1 341.7 321.2 303.4 288.8 276.9 ONB Consolidated Quarterly Averages - $ in Millions Consumer demand continues to sag and reflects the challenged economy.

Indirect Consumer Loans 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Inirect Consumer Loans 506.4 512.1 525.1 536.9 549.9 538.8 525.5 506.5 487.6 468.6 449.8 ONB Consolidated Quarterly Averages - $ in Millions Indirect consumer demand also lags previous years.

Home Equity Loans 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Inirect Consumer Loans 248.3 249.6 256.2 265.5 271.2 271.8 274.1 275.3 273.8 267.7 262.6 ONB Consolidated Quarterly Averages - $ in Millions Home equity balances are now falling as the refinance cycle has begun again.

Home Equity Line Utilization 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Inirect Consumer Loans 0.422 0.434 0.446 0.458 0.461 0.468 0.478 0.481 0.479 0.483 0.49 Line utilization is the primary driver of increased balances, not new originations.

Consumer Applications-Direct 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Direct Loan Applications 7892 8334 8046 5324 4849 5694 5395 4134 4501 5448 4991 Number of applications per quarter Application volume reached its lowest level in 4Q09 and has not returned to levels prior to that time.

Consumer Applications-Indirect 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Direct Loan Applications 16601 19123 17082 15409 17500 16137 15303 10326 11687 12354 12428 Number of applications per quarter Indirect applications did not decline until after 1Q09 and have not yet fully recovered.

Mortgage Production 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Mortgage Production 72.5 76.7 54.9 55.6 97.1 102.3 68.2 64.6 53 71.5 111.4 ONB Consolidated Quarterly Production - $ in Millions Low rates and refinance drive mortgage volumes.

New Mortgage Re-Finance Product On September 15, 2010 we introduced a new Simple, Easy, Fast product Quick Home Refi (QHR) Maximum size: $250,000 Terms: 10, 15, 20, 25 or 30 years Closing costs: $299 LTV: 80% or less DTI: 36% or less FICO: 240 or better Escrows: Not offered Valuation: HVE or PVA on properties of < $100,000 Banking centers processing the applications Mortgage originators making referrals

Quick Home Refi Product results since September 15 1,635 applications for $143 million $79,000 average loan size 496 closed loans at $39 million as of November 5 Newspaper advertising for three days in all regions Billboard advertising starting this month for two months Averaging $3.5 to $4.0 million per day in application volume Great lead-in for DDA and other cross-sells

Next Steps Simple, Easy, Fast process re-engineering for residential mortgage Simple, Easy, Fast process reengineering for consumer lending

Deposits

Noninterest Demand Deposits 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Business 569.2 575.3 593 613.2 632.7 717.8 748.3 781.5 797.8 795.3 833.6 Personal 221 230.1 228.6 229.7 250.5 287.5 280.9 300.8 333.2 340.4 336.5 Public Funds 21 19.5 20.3 18.9 20.9 21.6 17.6 13.7 15.5 15.8 12.6 ONB Consolidated Quarterly Averages - $ in Millions Since the start of the financial crisis, our total balances have crossed over the $1 billion threshold.

NOW Accounts 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Personal 776.6 783.3 751.6 743.7 776.9 827.7 804.5 810.9 843 856.3 840.9 Business 134.8 134.3 134.8 138.3 129.1 133.6 129.2 124 123.6 126.1 123 Public Funds 399.3 347.2 318.3 335.8 332.9 300.3 326.3 307.5 295.9 238 229.9 ONB Consolidated Quarterly Averages - $ in Millions Rates are very low and balances appear to be sticking.

Business Vs. Personal Accounts 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Personal 243252 244500 246993 246162 290787 288681 288795 287250 286443 284773 268399 Number of accounts at quarter end Charter One acquisition closed in 1Q09. 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Business 34209 34457 34637 34703 42433 42260 42072 42019 42231 42263 42080

Savings Accounts 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Savings Accounts 828.4 906.3 922.6 888.1 878.2 933.9 960.6 977.9 1011.7 1051.4 1039.8 ONB Consolidated Quarterly Averages - $ in Millions Savings balances continue to grow.

Shift in Deposit Balances Composition Category 2005 2006 2007 2008 2009 2010 NonInterest DDA 13.2% 13.0% 13.5% 15.7% 17.9% 20.9% NOW 27.6% 23.2% 24.3% 23.4% 22.0% 21.9% Savings 7.6% 7.1% 10.2% 16.6% 16.4% 18.5% Money Market 11.0% 14.3% 12.4% 9.2% 7.7% 6.5% Time 34.7% 36.9% 34.8% 31.9% 34.3% 31.3% Brokered CDs 5.9% 5.5% 4.8% 3.2% 1.7% .9% Non-interest DDA and Savings were 20.8% of the mix in 2005 and now are 39.4% of the mix of deposits. Data based on average deposit balances.

Interest Expense on Core Deposits* 2006 2007 2008 2009 YTD 9-30-10 Average Core Deposits 5835.8 5834.7 5154.7 5600.2 5555.2 Interest Expense 157.108 169.346 88.194 63.465 36.214 *Excludes Brokered CDs

Managing Interest Expense on Deposits - History Category 2007 2008 2009 YTD 9/30/10 All Deposits (Excluding Brokered CDs) $169.4 $88.2 $63.5 $36.3 CDs Only $98.9 $63.4 $58.9 $33.3 $ in Millions Reduced Expense: 2007-2008* $81.2 million 2008-2009 $24.7 million 2009-YTD 2010 $27.2 million Total $133.1 million *Transaction accounts / exception CD's - some remaining overflow into 2009 from transactions account pricing

Managing Interest Expense on CD's - History Category ($ in millions) 2007 2008 2009 YTD 9/30/2010 CDs Interest Expense $98.9 $63.4 $58.9 $33.3 CD Balances $2,134.9 $1,696.4 $1,956.9 $1,766.9 Rate 4.64% 3.74% 3.01% 2.51% The rate has decreased by more than 200 BPs since 2007.

CD Interest Rates - 11/4/2010 Product Type Rates 7 days - 2 months .01% 3 months .10% 6-9 months .20% 12 - 30 months .45% 36 months* .75% 48 months 1.15% 60 - 84 months 1.40% 120 months 1.60% *(36 months and higher terms) + .10% if over $9,999 Currently no CD specials are being offered.

CD Maturity Schedule* *These maturities represent a point in time and change with added production, rollovers, redemptions, etc. Bucket Amount ($ in 000's) Rate 0-30 days $70,663.7 1.38% 31-60 days 100,222.8 1.68% 61-90 days 116,768.3 1.56% 91-120 days 61,932.9 1.31% 121-150 days 53,444.1 1.37% 151-180 days 62,303.5 1.82% 181-210 days 35,322.4 1.16% 211-240 days 38,813.1 1.16% 241-270 days 32,331.7 1.23% 271-300 days 92,955.6 2.70% 301-330 days 75,906.0 2.88% 331-365 days 74,339.4 1.92% 1-2 years 374,117.7 2.41% 2-3 years 213,336.5 3.72% 3-4 years 72,033.8 3.34% 4-5 years 32,884.1 3.95% Over 5 years 110,739.2 4.67%

Regulatory Impacts

Reg E Impacts Opt-in rate at 51.7% for DDA personal accounts that have a debit card Region Opt-In Rate Evansville 52.5% Jasper 60.2% Southern IL 41.4% Vincennes 49.6% Northwest 52.2% North Central 58.0% Northeast 55.1% Indianapolis 52.3% Louisville 47.6% Western Kentucky 48.8% Ft. Wayne 65.3% Michiana 60.2%

Service Charges Breakout Service Charge Category Full Year 2008 Full Year 2009 YTD Sept. 30, 2010 Service Charges 10,784 11,988 9,187 Return item & OD income 32,281 40,539 26,214 Other 2,081 2,660 2,099 Total Charges on Deposits $45,146 $55,187 $37,500 Charter One acquisition closed in 1Q09.

Overdrafts Per Account by Quarter First Quarter OD Presentments are always low because of Tax Refunds. Charter One acquisition closed in 1Q09. 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 East 3.3 3.6 3.8 3.3 2.9 4.2 4.4 3.9 3.1 3.5 3.3

Not Simple, Not Easy, Not Fast Regulatory changes effective 1/6/2009 through 4/1/2011 Reg. Z 16 Changes!!!!!!!! Reg. E 5 Changes!!!! Reg. V 3 Changes!!! Reg. C Reg. P Reg. BB Reg. DD 2 Changes Each!! Reg.'s D, H, X & CC 1 Change Each!

DDA Repricing New consumer DDA pricing on statements July 17 with fees starting September 20 ONB Essential Checking replaces free checking products Service fees for ONB Essential Checking, Bank at Work Checking, Community Hero Checking and ONB Interest Checking Service Fee Minimum Balance $1.95 $499.99 to $200.00 $3.95 $199.99 to $100.00 $5.95 <$100.00 Service Fees for ONB Advantage Products (except for the Senior Product) will increase $1.00 from $5.95 to $6.95 with no minimum balance required

DDA Attrition Rates Overall attrition rates for DDA accounts is 9.7% from July 17 through October 29 88% of attrition is from accounts with balances < $100 DDA personal balances continue to grow despite attrition of accounts

Next Steps Integration of Monroe Close target 1/1/11 System conversion target 5/14/11 Simple, Easy, Fast Platform Account Opening Redesign Elimination of forms, prefilling fields, prompting for other account openings for debit cards, check orders, opt in selections, etc.

Banking Center Distribution Banking Center Distribution

Banking Center Performance* $1 Mil+ >$500k to < $1 Million > $100k to <$500k $0 to < $100k Banking Centers 53 35 33 21 *Based on YTD operating income as of September 30, 2010, for 164 banking centers. 142 Banking Centers Earn Money 22 Banking Centers Lose Money <$50k >$50k to < $100k >= $100k Banking Centers 9 8 5

Banking Center Performance YTD 2010 vs. YTD 2009 Operating income 115 of 164 earned more (70%) Revenue 126 of 164 increased more (77%) Loans 64 of 164 booked more (39%) Deposits 97 of 164 increased more (59%)

Ranking of Banking Center Locations Rank Name/Location YTD 9/30/10 Operating Income 1 Danville IL Main $7,122,948 2 Indy Ohio St 6,665,248 3 EVV Main 5,799,988 4 Terre Haute Main 5,563,376 5 Mishawaka Main 4,748,060 6 EVV Hebron 4,649,298 7 Carbondale IL Main 4,331,677 8 Jasper Main 4,297,405 9 Henderson KY Main 3,943,182 10 Greenville KY Main 3,794,457 11 Madisonville KY Main 3,464,592 12 EVV Bell Oaks 3,216,240 13 EVV North Brook 3,179,813 14 Tell City Main 3,094,387 15 Bloomington Main 3,024,036 16 Washington Main 3,000,219

Charter One Integration Update

Charter Account Balances 3-21-09 June MTD Avg. Sept. MTD Avg. Incr/(Decr) Since Conversion $ Incr/(Decr) since Conversion % Pro-Forma Projected Attrition Incr/(Decr) since June DDA $79,695 $89,704 $91,300 $11,605 14.56% (3.78)% $1,596 NOW $28,157 $25,445 $25,258 $(2,899) (10.30)% (10.20)% $(187) Savings $20,158 $39,838 $42,474 $22,316 110.71% (8.80)% $2,636 Money Market $132,669 $42,102 $38,355 $(94,314) (71.09)% (14.50)% $(3,747) CDs $163,820 $107,134 $95,533 $(68,287) (41.68)% (5.00)% $(11,601) Closing Branches (3.00)% Total $424,499 $304,223 $292,920 $(131,579) (31.00)% (12.00)% $(11,303) Notes: $25 million of CDs not included in original pro-forma - Charter One raised additional CDs in six months after deal was signed (higher than normal rates). After market rates were lowered, Charter One did not lower its Money Market account rates, which were at 3% at the time of conversion. Original pro-forma included closures of 17 banking centers. As of November 8, 19 banking centers have been closed.

Banking Centers Closed seven Indianapolis banking centers in 2Q10 Closed one banking center in West Lafayette in August, 2010 All closed banking centers had a negative operating income and were consolidated into other ONB centers 19 of the 65 banking centers have been closed

Closed Center July 2010 YTD Operating Income Combined to Center Distance from Closed Center 405 - 116th & Cumberland - Kroger $(16) 202- Fishers Shared parking lot 402 - Carmel - Rangeline Rd. - Kroger (19) 403 - Carmel Marsh 1.5 miles 410 - 135 & County Line (138) 195 - Greenwood 2.3 miles 417 - Downtown Empire Square (218) 182 - Ohio Street .34 mile 419 - 21st & Post - Marsh (26) 443 - E Washington Starbucks 2.99 miles 426 - 71st & Georgetown - Kroger (58) 432 - 56th & Lafayette Starbucks 3.7 miles 431 - 54th & Emerson (182) 436 - Glendale Tower 2.8 miles 459 - West Lafayette (60) 458 - West Lafayette .84 mile Banking Highlights

What Do Customers Say?

Bank Image Telephone Survey Attribute Importance - Banks Total Base (Total Respondents) 400 Stability/financially safe 95% Convenient locations 89% Offers checking accounts that are a good value 89% Convenient hours 84% Low interest rates on loans 78% Quality facilities 68% High interest rates on accounts 68% Donates to my community 62% Online banking/bill pay service 60% Locally owned/Indiana based 59% Providing personal financial education 48% Offers mobile banking 45% Offers services such as insurance, investments, and wealth management 37% Q.9 Please tell me how important each attribute is to you in a bank. (1 = "Not at all important;" 5 = "Very important") Less than half of the respondents believe personal financial education, mobile banking, or services such as insurance, investments, and wealth management are important bank offerings.

Bank Image Telephone Survey Attribute Ratings - Primary Bank Total Base (Primary Customers) 113 Stability/financially safe 95% Convenient locations 86% Convenient hours 85% Quality facilities 83% Offers checking accounts that are a good value 78% Online banking/bill pay service 74% Q.10 Please rate your satisfaction with (Primary Bank) on each of the following attributes. (1 = "Very dissatisfied;" 5 = "Very satisfied") In total, at least seven in ten ONB primary customers are satisfied with the attributes in the chart. Overall, credit union customers appear to be more satisfied with their financial institution's offerings compared to ONB and Fifth Third.

With the exception of "active in the community," at least nine in ten respondents regard all of the attributes of bank employees as important. Attribute Importance - Employees Total Base (Total Respondents) 400 Accuracy 97% Responsiveness 95% Knowledgeable 95% Service-oriented 93% Friendliness 93% Values your business 92% Active in the community 49% Q.9 Please rate the importance of each of the following attributes of bank employees. (1 = "Not at all important;" 5 = "Very important") Bank Image Telephone Survey

Attribute Ratings - Primary Bank Employees Total Base (Primary Customers) 113 Friendliness 93% Accuracy 90% Knowledgeable 89% Responsiveness 89% Values your business 89% Service-oriented 88% Active in the community 58% Q.10 Please rate your satisfaction with (Primary Bank) employees on each of the following attributes. (1 = "Very dissatisfied;" 5 = "Very satisfied") Ratings indicate a fairly high level of satisfaction with ONB employees. ONB employees in Evansville appear to be more knowledgeable and thus accurate, while those in Indianapolis appear to be more customer focused (as indicated in ratings for friendliness, service-oriented, and values your business). Satisfaction with ONB employees is slightly higher than Fifth Third employees for all attributes. Bank Image Telephone Survey

About nine in ten ONB primary customers are satisfied with the bank overall. The percentage of satisfied customers in Indianapolis has increased from last year (71%). Eight in ten Fifth Third customers are satisfied with their primary bank, compared to nine in ten ONB customers and nearly all of those who use a credit union most often. Q.10 Please rate your satisfaction with (Primary Bank). (1 = "Very dissatisfied;" 5 = "Very satisfied") Satisfaction With Primary Bank Total Base (Primary Customers) 113 Satisfied (5/4) 89% Neutral 8% Not Satisfied (2/1) 4% Mean 4.4 Satisfaction With Primary Bank

Basic Banking – Summary of Objectives

OLD NATIONAL BANCORP

- √ Performance through the financial crisis
  - Commercial lending √
  - Consumer lending √
  - Deposits √
- √ Ability to adapt and reshape our business
  - Interest expense (2008-2010) √
  - Create Simple, Easy, Fast processes √
    - Commercial Banking Unit (CBU)
    - Quick Home Refi Product (QHR)
  - Replace interest income (service charges) √
  - Manage expenses/suspend incentive plans √
- √ Value of low growth markets
- √ Proactive management through crisis, integration, rebuilding revenue, or expense challenges

2010 Analyst / Investor Conference 93

Appendix New Market Metrics

Historical Data Indianapolis Region

Indianapolis-Total Loans 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Loans 558611 575473 593455 580541 583157 569322 547026 544972 539883 540954 527314 529393 512041 493577 469465 452730 431757 396562 393186 Quarterly Averages - $ in 000's

Indianapolis-Total Deposits 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Deposits 283844 291962 300881 330800 356597 348770 330933 305357 296317 297685 302248 317457 340423 617789 604363 616531 618909 623286 607327 Quarterly Averages - $ in 000's Charter One acquisition closed in 1Q09.

Indianapolis-Total Households 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Households 5703 6051 6547 7030 7369 7794 8368 8774 9206 9665 10499 10904 23758 44399 40493 39615 38646 37958 36407 Charter One acquisition closed in 1Q09.

Historical Data Louisville Region Since Inception

Louisville-Total Loans 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Loans 218994 231252 233031 248552 234155 216429 217266 228113 235176 248704 259022 286188 316211 328653 332912 310876 294604 277847 288761 Quarterly Averages - $ in 000's

Louisville-Total Deposits 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Deposits 46888 52349 58331 67297 77167 76931 79230 77539 72309 75463 82161 93235 94234 96245 117385 143496 131990 132897 133312 Quarterly Averages - $ in 000's

Louisville-Total Households 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Households 460 579 797 922 1058 1240 1366 1432 1575 1696 1854 2013 2202 2382 2558 2721 2806 2869 2847

Historical Data Lafayette

Lafayette-Total Loans 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Loans 31858 33529 34824 32862 30222 31287 29417 29890 33589 36802 33151 29885 30084 37323 39861 40045 40987 43687 44079 Quarterly Averages - $ in 000's

Lafayette-Total Deposits 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Loans 346 359 309 1741 8367 9756 10704 11347 12495 12805 18276 23282 28324 62847 58015 55263 53005 52061 52035 Quarterly Averages - $ in 000's Charter One acquisition closed in 1Q09.

Lafayette-Total Households 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Loans 386 598 712 828 926 1061 1166 1173 6297 5759 5737 5684 5603 5528 5152 Charter One acquisition closed in 1Q09.

OLD NATIONAL INSURANCE Thomas A Flynn CPCU, AAI President and CEO

Old National Insurance (ONI) Profile Top 100 U.S. insurance broker - 63rd largest* 10th largest bank-affiliated insurance broker in the U.S.* Indiana's largest independent retail insurance agency* 300 associates with over 70 sales professionals Full range of professional services offered Retail property and casualty - commercial and personal insurance Employee benefits - healthcare solutions for business owners Insurance services - benefit and property casualty third party administration - risk management and alternative risk solutions Insurance brokerage of choice for many leading Midwest businessses since 1860 $36 million in annual revenue www.oldnationalins.com consumer website *Business Insurance Top 100 Brokers Survey

Indiana Jasper, IN 2 producer Princeton, IN 1 producer Muncie, IN 1 producer Mishawaka, IN 4 producers Geographic Overview

RiskProNet Partner Offices Partner Offices Partner Offices International Broker Alliance Partner Offices

RiskProNet and International Broker Alliance 110 countries of broker representation $4.8 billion of written premium 6th largest broker/provider organization in U.S. Shared knowledge and expertise of member firms Practice groups - proprietary products Local access to national and international expertise

Old National Insurance Revenue *12 months ended September 30, 2010

*12 months ended September 30, 2010 Employee Benefit Revenue

www.oldnationalins.com

4Q99 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 Small (<25K) 2.75 6.5 7 6.75 8 11.5 11.5 16 21 18.5 19.5 15 15.5 12.5 8 4.5 5 2 -1 -2.5 -3.5 -5.25 -5 -5 -3.3 -1.6 -0.85 -3.4 -6.3 -7.9 -8.3 -8.9 -8.4 -10 -9.7 -7.8 -4.2 -3.3 -2.5 -3.6 -3.1 -3 -3.4 Medium (25K - 100K) 3.5 8 11.5 14 8 11.5 18 24 31.5 25.5 25 21 19 15.5 10 7.5 6 0 -2.5 -6 -7 -10 -11 -9 -5.1 -2.9 -3 -5.1 -10.5 -12.6 -12.6 -15 -13.8 -14.7 -14.1 -12.1 -7.1 -5.6 -5.7 -6.5 -6.3 -5.7 -7 Large (>100K) 2.5 7.5 9.5 12.5 12.5 15.5 17.5 25.5 32.5 25.5 28 21 16 15.5 9 4.5 4 -2 -6 -8 -9 -11 -12 -10 -5.5 -3.5 -4 -7.3 -12.1 -13.4 -14.5 -15.9 -13.8 -15.7 -14.8 -13.2 -8 -6.4 -6.7 -7.4 -7.4 -7.4 -8.9 Commercial Property & Casualty Market Average Commercial Premium Rate Changes by Account Size Source: The Council of Insurance Agents & Brokers, Barclays Capital Equity Research Negative Organic Growth Threshold

2008 2009 Q2 2010 East -0.013 -0.033 -0.015 Commercial Lines Group Benefits 2008 2009 Q2 2010 Group Benefits Growth 0.106 0.045 0.03 Unemployment 0.058 0.093 0.097 Source: Bureau of Labor Statistics, Reagan Consulting Organic Growth & Profitability Survey Economy Taking a Toll on All Lines

2011 and Beyond... Three-Year Private Broker Organic Growth & Profitability Forecast Organic Growth EBITDA Margin 2009 2010 2011 2012 Organic Growth -0.02 0 0.02 0.04 EBITDA Margin 0.168 0.15 0.17 0.185 MSGraph.Chart.8

Reagan Consulting -3Q OGP Study 1st Qtr 2nd Qtr 3rd Qtr 2009 Profitability 0.249 0.211 0.192 2010 Revenue Growth -0.014 0.002 0.01 2010 Profitability 0.219 0.218 0.204

3Q10 Reagan OGP

Executing on Cross Sell Executing on Cross Sell Executing on Cross Sell Why Old National? Internal Campaign 8 weeks of outreach to all ON associates about four lines of business - Insurance, Investments, Wealth Management and Bank Focus on education, building awareness of breadth of services. EZ buttons made referrals simple, fast. Testimonials, quizzes, emails made it fun, personal Goal is for every associate to use what they learned to help family, friends & clients make money, save money and save time

Executing on Cross Sell Elephant Report Coordinated Strategic Focused approach with accountability Cross sell insurance statistics 22% of new business year to date from bank referrals 44% of personal/small business new business year to date

ONI Game Plan Commitment to drive revenue Need to overcome external hurdles of market and economy internal hurdles - service efficiencies IWIN System - drive sales growth Raise average new business for commercial and employee benefits producers to $65,000 per year from $45,000 - raise personal/small business new business average to $45,000 from $35,000 Accelerate pace of adoption of best practices for client service models and work flows

Other Key Initiatives Regional presidents to develop proactive plan for producers that retire in next five years Employer of choice issues Plan with regional bank CEO's and market presidents Continue momentum with cross sell initiatives Adoption of uniform workflows and client service models and self audit for compliance Continue to recruit new sales talent

Health Care Reform - Impact on Brokers 2014 exchanges - impact on 2-50 market and under 100 employee's market NAIC - medical loss ratio issue Reg's on grandfathered plans ONI - approximately 3.5% of our revenue or $1.25 million Largest expense item is commission expense to producers - scaleable

M&A Strategy Proactive approach Multiples haven't changed but EBITDA and growth rates down - Exhibit 1 Fewer sellers - most will wait out the market Start dating process November election impact Impact of market conditions may force agencies to look for a partner Look to acquire books of business

Exhibit 1 - Pricing Down, But Not Far

Chris Wolking Chief Financial Officer

Improve Earnings and Managing our Balance Sheet Reduce operating expenses Evaluate the capital required to support our balance sheet and risk profile - what are the right capital targets? Reduce wholesale funding and manage risk in our investment portfolio downward Maintain rate sensitivity so that net interest income expands when interest rates increase

Pre Tax Pre Provision (w/o Securities Gains & Derivatives) 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Revenue 97.8 103.5 96 94.4 94.5 94.5 92.6 Expense 77.5 86.8 84 90.8 77.1 77.9 76.1 Improvement in pre tax, pre provision net income since Q409 driven primarily by 16% reduction in operating expenses. See Appendix for Non-GAAP reconciliations. $ in millions. 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Net Income 20.3 16.7 12 3.6 17.4 16.6 16.5 16% reduction in expense 12.9% increase

Improve Earnings Expense Improvements Expense Category 2009 YTD 2010 YTD $ Change % Change Total Personnel Expense $134.4 $125.2 $(9.2) (6.8)% Net Occupancy 34.7 35.8 1.1 3.2 Equipment 7.9 8.0 .1 1.3 Marketing 6.9 4.3 (2.6) (37.7) Processing 15.6 16.3 .7 4.5 Communication 8.1 7.5 (.6) (7.4) Professional Fees 6.8 5.5 (1.3) (19.1) Loan Expenses 3.2 3.0 (.2) (6.3) FDIC Assessment 10.2 6.2 (4.0) (39.2) Provision for Unfunded Commitments 1.2 (1.6) (2.8) N/M Amortization of Intangibles 4.3 4.6 .3 7.0 Other 14.9 16.2 1.3 8.7 Totals $248.2 $231.0 $(17.2) (6.9)%

Improve Earnings FTE Reductions All areas of the company have reduced staff since 2Q09. Additional 91 FTE reduction expected by 1Q11. Operating Group 2Q09 to 3Q10 FTE Reduction % Change Banking 174.0 (10)% Weath Management 34.5 (26) Insurance 17.5 (6) ONSD 31.0 (10) Credit 25.0 (13) Other 8.0 (3) Total 290.0 (10)% *Reflects impact of 3Q10 severance accrual of $1.3 million for 91 FTE 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 1Q11 FTE's 2875 2828 2812 2708 2646 2585 2494 * Estimate

Improve Earnings Back to Basics Peer Group Top performing segment of our peer companies Bank of Hawaii Corporation Commerce Bancshares, Inc. Cullen Frost Bankers, Inc. First Merit Corporation UMB Financial Co. Deposits, loans, revenues, and expense comparisons Deposits/Branch Office Revenue/FTE Efficiency Ratio Peer averages provide important targets for our aspirational objectives

Improve Earnings Back to Basics High Performance Peer Group Acquisition of Monroe Bancorp-driver of improved performance Back To Basics Metric Impact from Monroe Acquisition Total Deposits/Office Efficiency Ratio Total Revenue/FTE Total Deposits/FTE

Improve Earnings Our Management Discipline 18 month rolling forecast Disciplined process for reviewing results monthly Board of Directors oversight Monthly review Finance Committee (Board) Management Steering Committee Line of Business Scorecard Meetings

Balance Sheet/Capital The foundation of balance sheet management is establishing the right capital targets Equity stress testing Credit costs Interest rates Acquisitions Accounting changes Equity stress testing Multiple combinations of economic growth and interest rates generated various capital stress scenarios "Extreme capital stress" scenario relected high inflation combined with negative economic growth Scenerio analysis modeled acquisitions and accounting changes (leases) Basell III proposed targets

Balance Sheet/Capital What did we learn from stress testing our capital? We have capital to support key needs and risks Large investment portfolio poses a potential capital risk Common equity is king Trust preferred became an expensive source of liquidity and has low value as capital

Balance Sheet/Capital Targets Ratio Target ONB 3Q10 Actual 2Q10 Peer Average Tangible Common/Tangible Assets 6% 9.58% 7.90% Tangible Common/Risk Weighted Asset 9% 14.58% 11.30% Total Capital (Well Capitalized >10%) 13% 17.25% 15.34% Tier One (Well Capitalized > 6%) 11% 15.37% 13.59% See Appendix for Non-GAAP reconciliation and definition of Peer Group. Excess capital will be managed to support acquisitions and growth Dividend policy is under review Internal targets maintain well capitalized levels

Balance Sheet Investment Portfolio & Wholesale Funding Announced call of Trust Preferred $100 million, 8% coupon, (ONB Capital Trust II) Approximately $3 million in charges related to unamortized issuance cost in 4Q10 Sold $132.4 million of securities in 4Q10 $100.3 million of federal agency debentures and $32.1 million of non-agency mortgage securities $5.3 million gain

Balance Sheet Investment Portfolio & Wholesale Funding 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Total Wholesale Funding 1576.9 1624.9 1573.2 1615.8 1656.5 1621.4 1279.5 1190.6 1099.1 1050.4 935.9 Investment Portfolio Forecasted cash flow for next 12 months is approximately $900 million with interest rates unchanged Wholesale Funding October 2011 maturity $150 million sub debt $20.3 million in brokered CD's mature in 2011 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Total Investments (Includes Money Market Investments) 2289.1 2146.2 2104.3 2150.7 2473.4 2786.8 2630.6 3066 3241.3 3167.6 2981.6

Balance Sheet Investment Portfolio & Wholesale Funding Target duration is 3.5 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Portfolio Duration 3.54 4.48 4.75 3.86 4.63 5.34 4.4 4.62 4.45 3.39 3.79 Target 3.5 3.5 3.5 3.5 3.5 3.5 3.5 3.5 3.5 3.5 3.5

Balance Sheet Investment Portfolio & Wholesale Funding How will investment portfolio cash flows be utilized? Selected investments in taxable and tax free municipal bonds and short duration mortgage backed securities Fund core assets, including residential mortgages Retire wholesale funding Reduce certificates of deposit and public sector deposits

Balance Sheet/Interest Rate Sensitivity Interest rate outlook for 2011 Unchanged Federal Funds Rate through December 2011 Steeper yield curve in the 2nd half of 2011 Still asset sensitive, but less asset sensitive than at June 30, 2010

Balance Sheet/Interest Rate Sensitivity Projected Change in Net Interest Income over 1 year June 30, 2010 September 30, 2010 Parallel increase in rates (reported in 10Q) Instantaneous 200 basis point parallel increase in interest rates. +4.16% -0.98% Yield curve steepens Yield curve steepens 125 basis points. Short term rates are unchanged. + + LIBOR basis risk Federal Funds Rate increases 50 basis points. LIBOR rates increase 200 basis points. + + Yield curve flattens Yield curve flattens due to 125 basis point decrease in long rates. - - Reduced asset sensitivity from 2nd to 3rd quarter of 2010 due in large part to $265.2 million decline in balances at the Federal Reserve. + = positive impact to net interest income - = negative impact to net interest income

Summary Expense reductions are key to generating improved pre tax, pre provision income Balance sheet management begins with establishing and managing to the appropriate common equity targets Reducing wholesale funding and the risk of the investment portfolio is a focus for ONB We will continue to stay asset sensitive to be in a position to generate higher net interest income when rates increase

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Daryl Moore Chief Credit Officer

Credit Administration Risk identification the foundation of our credit structure Manage at the individual transaction and total portfolio levels Risk assessment process that emphasizes capacity to service debt obligations Diversification by loan type, industry and customer concentrations Ongoing review and monitoring

Reserve Methodology Commercial Non-performing loan impairment is determined using net present value of expected cash flows or discounted collateral values based on current (as prescribed) appraisals Performing loan allowance is based on loss migration analysis using five product categories and ten risk grades per category Retail Allowance is based on annualized trailing period performance ranging from 3 months to 24 months Environmental Factors Eleven factors are evaluated to determine if an additional allowance is necessary to accurately reflect current conditions. These factors include economic conditions, growth rates, delinquency rates, etc. 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Provision Expense 1.7 21.9 5.7 6.8 17 17.3 12 12.2 21.8 9.3 8 6.4 Quarterly Net Charge-Offs 9.3 6.1 15.9 5.5 13.4 12.6 13.6 12.7 21.8 6.7 8.2 6.1 2008 2009 YTD 2010 $40.8 $60.8 $21.1 $51.5 > $63.3 > $23.7 > Concern that any current positive trends we are seeing may not be sustainable. Have not seen these trends for a sufficient amount of time to reduce our level of allowance for loan losses.

Advantageous Position Consistent application of underwriting standards has lead to strong loan quality relative to peers Reduced emphasis on CRE No sub-prime lending In footprint relationship lending Minimal Shared National Credits Focus on credit culture has lead to credit performance better than peers 1Q10 2Q10 3Q10 ONB 0.0183 0.0185 0.0189 Peer Average 0.0279 0.0291 0.0303 1Q10 2Q10 3Q10 ONB 0.0072 0.009 0.0066 Peer Average 0.0115 0.0134 0.0126

Credit Outlook Commercial Real Estate expected to continue to be a challenge Commercial & Industrial loan performance could be choppy over the next several quarters - top line revenue growth is key Retail performance anticipated to show seasonal fluctuations - real estate secured loans may continue to exhibit higher relative loss given default Future credit performance depends greatly on strength of economy and timing of any improvements

Credit Quality - Commercial & Industrial Loans 3/31/2010 6/30/2010 9/30/2010 30-89 Day Delinquencies 0.002 0.003 0.0027 90+ Delinquencies 0.0009 0 0.0003 Net Charge Offs 0.0027 0.0067 0.0051 3/31/2010 6/30/2010 9/30/2010 Criticized Loans 0.0367 0.0375 0.0184 Classified Loans 0.0342 0.0273 0.0345 Nonaccrual Loans 0.0198 0.0177 0.0206 At 9-30-2010 Concerns remain with certain industry segments as well as ability of this portfolio to sustain its performance over time.

Credit Quality - Commercial Real Estate Loans 3/31/2010 6/30/2010 9/30/2010 30-89 Day Delinquencies 0.0027 0.0053 0.0024 90+ Delinquencies 0 0 0 Net Charge Offs 0.0054 0.0077 0.0087 3/31/2010 6/30/2010 9/30/2010 Criticized Loans 0.0583 0.0536 0.0504 Classified Loans 0.0498 0.0567 0.0613 Nonaccrual Loans 0.0255 0.0308 0.0295 At 9-30-2010 Continued concern with this portfolio with no near-term improvement expected.

Credit Quality - Business Banking Loans 3/31/2010 6/30/2010 9/30/2010 30-89 Day Delinquencies 0.0047 0.0073 0.002 90+ Delinquencies 0 0 0 Net Charge Offs 0.014 0.0074 0.006 3/31/2010 6/30/2010 9/30/2010 Criticized Loans 0.0273 0.0368 0.0415 Classified Loans 0.0125 0.011 0.0135 Nonaccrual Loans 0.012 0.0125 0.0178 Issues in this portfolio may increase should economic weakness continue. $163 Million portfolio Average loan size $36,300 Centrally scored and underwritten

Credit Quality - Residential Mortgage 3/31/2010 6/30/2010 9/30/2010 30-89 Day Delinquencies 0.0131 0.0185 0.0173 Nonaccruals 0.0231 0.0197 0.0186 Foreclosures 0.0115 0.0132 0.0113 3/31/2010 6/30/2010 9/30/2010 Net Charge-Offs 0.0089 0.0075 0.0051 Roughly $486 million portfolio Average loan size $99,700 Approximate Original Average LTV of 72% Approximate Amortized Average LTV of 62% Solid current credit metrics for this growing portfolio.

Credit Quality - Consumer Loans* 3/31/2010 6/30/2010 9/30/2010 30-89 Day Delinquencies 0.009 0.011 0.0147 90+ Delinquencies 0.0003 0.0006 0.0012 3/31/2010 6/30/2010 9/30/2010 Nonaccruals 0.0081 0.0086 0.0067 Net Charge-Offs 0.0111 0.0092 0.0109 *Excludes HELOCs Relatively steady portfolio performance with seasonal influences.

Credit Quality - Home Equity Lines of Credit 3/31/2010 6/30/2010 9/30/2010 30-89 Day Delinquencies 0.0047 0.0068 0.0084 90+ Delinquencies 0.0002 0.0003 0.0009 3/31/2010 6/30/2010 9/30/2010 Nonaccruals 0.0085 0.0073 0.0076 Net Charge-Offs 0.0146 0.013 0.0112 $260 million portfolio $48,738 average line size Average credit bureau score of 763 66% with LTV's <= 80% (at origination) 49% current utilization Defaults controlled to date but loss-given-default remains elevated.

Thank You!

Appendix

Corporate Summary MARKET STATISTICS AND SUMMARY OVERVIEW ($ in millions) MARKET STATISTICS AND SUMMARY OVERVIEW ($ in millions) MARKET STATISTICS AND SUMMARY OVERVIEW ($ in millions) MARKET STATISTICS AND SUMMARY OVERVIEW ($ in millions) MARKET STATISTICS AND SUMMARY OVERVIEW ($ in millions) MARKET STATISTICS AND SUMMARY OVERVIEW ($ in millions) MARKET STATISTICS AND SUMMARY OVERVIEW ($ in millions) Headquarters Headquarters Headquarters Evansville, Indiana Evansville, Indiana Evansville, Indiana Stock Exchange/Symbol Stock Exchange/Symbol Stock Exchange/Symbol NYSE: ONB NYSE: ONB Market Capitalization@ 9-30-10 Market Capitalization@ 9-30-10 Market Capitalization@ 9-30-10 $.9 billion $.9 billion Quarterly Cash Dividend Quarterly Cash Dividend Quarterly Cash Dividend $.07 $.07 Cash Dividend Yield @ 11-8-10 Cash Dividend Yield @ 11-8-10 Cash Dividend Yield @ 11-8-10 2.8% 2.8% Book Value Per Common Share Book Value Per Common Share Book Value Per Common Share $10.27 $10.27 Price (at 11-8-10) / 2010 Consensus Estimate Price (at 11-8-10) / 2010 Consensus Estimate Price (at 11-8-10) / 2010 Consensus Estimate 21.15 21.15 Institutional Ownership @ 6/30/2010 Institutional Ownership @ 6/30/2010 Institutional Ownership @ 6/30/2010 61.1% 61.1% YTD 11-8-2010 Average Trading Volume YTD 11-8-2010 Average Trading Volume YTD 11-8-2010 Average Trading Volume 619,056 shares 619,056 shares FINANCIAL DATA (at/for the quarter ended 9/30/10) ($ in millions) FINANCIAL DATA (at/for the quarter ended 9/30/10) ($ in millions) FINANCIAL DATA (at/for the quarter ended 9/30/10) ($ in millions) FINANCIAL DATA (at/for the quarter ended 9/30/10) ($ in millions) FINANCIAL DATA (at/for the quarter ended 9/30/10) ($ in millions) FINANCIAL DATA (at/for the quarter ended 9/30/10) ($ in millions) FINANCIAL DATA (at/for the quarter ended 9/30/10) ($ in millions) FINANCIAL DATA (at/for the quarter ended 9/30/10) ($ in millions) Total Assets $7,506.1 $7,506.1 $7,506.1 Total Core Deposits (Excluding Brokered CDs) $5,419.2 $5,419.2 $5,419.2 Return on Average Assets .64% .64% .64% Return on Average Common Equity 5.40% 5.40% 5.40% Net Interest Margin 3.42% 3.42% 3.42% Efficiency Ratio 76.64% 76.64% 76.64% Tangible Common Equity Ratio** 9.58% 9.58% 9.58% Assets Under Management $3,405.4 $3,405.4 $3,405.4 COMPANY DESCRIPTION >Old National Bancorp (NYSE: ONB), which celebrated its 175th anniversary in 2009, is the largest financial services bank holding company headquartered in the state of Indiana, with corporate offices in Evansville, IN -164 financial centers and 217 ATM's located throughout Indiana, Western Kentucky and Southern Illinois -ONB also owns one of the largest independent insurance agencies headquartered in the state of Indiana and the 10th largest bank-owned insurance agency in the country >Focused on true community banking, ONB provides a full range of traditional financial services to both retail and small business clients, including cash management, wealth management, leasing, investment services, capital markets and insurance >Since late 2004, ONB has been guided by three strategic imperatives -Strengthen the Risk Profile >Early identification and aggressive resolution of deteriorating credits >Proactive risk management -Enhance Management Discipline >Disciplined pricing of loans and deposits using market share presence >Optimize balance sheet >Hold managers accountable for their results -Achieve Consistent Quality Earnings >Targeting 6% to 8% annual earnings per share growth **See appendix for Non-GAAP reconciliation Investor Inquiries: Lynell J. Walton, CPA SVP - Director of Investor Relations 812-464-1366 lynell.walton@oldnational.com TOP 15 Institutional Holders (6/30/2010 13F Filings) Shares Held (in 000s) % Ownership BlackRock Fund Advisors 6,219.4 7.13 The Vanguard Group 4,128.9 4.74 Capital World Investors 4,077.0 4.68 State Street Global Advisors 3,383.5 3.88 Security Investors 2,006.7 2.30 Dimentional Fund Advisors 1,961.7 2.25 Northern Trust Investment 1,917.8 2.20 Heartland Advisors 1,700.2 1.95 Forest Hill Capital 1,537.4 1.76 Russell Investment Group 1,195.4 1.37 DePrince Race & Zollo 1,121.8 1.29 Perkins Investment Management 1,119.1 1.28 ClearBridge Advisors 1,069.5 1.23 Schroeder Investment Management 1,050.9 1.21 APG - All Pensions Group 1,038.8 1.19

Local Unemployment Local Unemployment 50.9% / 8.1% 2.2% / 10.0% 3.2% / 11.1% 0% / 10.5% 43.6% / 9.1% ..1% / 9.5% % of ONB's Indiana deposits* / Regional unemployment Unemployment data provided by Indiana Department of Workforce Development and Bureau of Labor Statistics Sept 2010 Unemployment: Indiana = 10.1% Illinois = 9.9% Kentucky = 10.1% Ohio = 10.0% Michigan = 13.0% USA = 9.6% *Deposits based on 6-30-10 FDIC data 75% of ONB deposits* are in Indiana--over half are in region with lowest unemployment

Asset/Liability Composition Investments Commercial Loans Commercial Real Estate Loans Consumer Loans* Residential Real Estate Other Asset 0.3749 0.18253 0.13689 0.14116 0.05432 0.1102 NOW & Savings Demand Deposits Money Markets Other Time Borrowings Brokered CDs Other Liability 0.334 0.192 0.052 0.242 0.143 0.003 0.034 Investments Commercial Loans Commercial Real Estate Loans Consumer Loans* Residential Real Estate Other Asset 0.403 0.169 0.131 0.129 0.065 0.103 *Consumer Loans consist of 29% direct, 46% indirect and 25% HELOC. Period-End 9-30-09 *Consumer Loans consist of 28% direct, 45% indirect and 27% HELOC. Period-End 9-30-10 NOW & Savings Demand Deposits Money Markets Other Time Borrowings Brokered CDs Other Liability 0.30834 0.14714 0.05892 0.27685 0.15963 0.00983 0.03928

Bank Image Telephone Survey Overview Telephone interviews were conducted among consumers in the Evansville, Indianapolis, and Muncie markets in Indiana. Screening Criteria Respondents included males and females between the ages of 18-74 who claimed responsibility for family banking decisions. Soft quotas were applied to age categories and city/county of residence to represent actual demographics. Additionally, all passed standard security screening (not employed in marketing research, advertising, or for a bank or other financial institution). Sample Composition A total of 400 individuals were interviewed - 200 in Evansville and 100 each in Indianapolis and Muncie. Customer lists were provided by ONB to obtain a base of ONB customers large enough for statistical testing. 286 interviews were completed from random lists, and 114 were completed from customer lists.

Non-GAAP Reconciliations (end of period balances- $ in millions) 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Total Shareholders' Equity $649.0 $635.4 $730.9 $631.8 $634.6 $865.4 $843.8 $855.5 $874.7 $895.7 Deduct: Goodwill and Intangible Assets (188.7) (187.8) (186.8) (205.6) (204.0) (202.4) (200.2) (198.6) (197.1) (195.6) Tangible Shareholders' Equity 460.3 447.6 544.1 426.2 430.6 663.0 643.6 657.0 677.7 700.1 Deduct: Preferred Stock -0- -0- (97.4) -0- -0- -0- -0- -0- -0- -0- Tangible Common Shareholders' Equity $460.3 $447.6 $446.7 $426.2 $430.6 $663.0 $643.6 $657.0 $677.7 $700.1 Total Assets $7,601.8 $7,568.3 $7,873.9 $8,356.1 $8,012.2 $7,973.5 $8,005.3 $7,818.3 $7,701.1 $7,506.1 Add: Trust Overdrafts .1 .3 1.0 .1 -0- .4 .2 .3 .1 .1 Deduct: Goodwill and Intangible Assets (188.7) (187.8) (186.8) (205.6) (204.0) (202.4) (200.2) (198.6) (197.1) (195.6) Tangible Assets $7,413.1 $7,380.9 $7,688.1 $8,150.6 $7,808.2 $7,771.6 $7,805.4 $7,620.0 $7,504.1 $7,310.6 Tangible Equity to Tangible Assets 6.21% 6.06% 7.08% 5.23% 5.51% 8.53% 8.25% 8.62% 9.03% 9.58% Tangible Common Equity to Tangible Assets 6.21% 6.06% 5.81% 5.23% 5.51% 8.53% 8.25% 8.62% 9.03% 9.58%

Non-GAAP Reconciliations (end of period balances- $ in millions) 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Total Shareholders' Equity $649.0 $635.4 $730.9 $631.8 $634.6 $865.4 $843.8 $855.5 $874.7 $895.7 Deduct: Goodwill and Intangible Assets (188.7) (187.8) (186.8) (205.6) (204.0) (202.4) (200.2) (198.6) (197.1) (195.6) Tangible Shareholders' Equity 460.3 447.6 544.1 426.2 430.6 663.0 643.6 657.0 677.7 $700.1 Deduct: Preferred Stock -0- -0- (97.4) -0- -0- -0- -0- -0- -0- -0- Tangible Common Shareholders' Equity $460.3 $447.6 $446.7 $426.2 $430.6 $663.0 $643.6 $657.0 $677.7 $700.1 Risk Adjusted Assets $5,415.9 $5,385.5 $5,555.2 $5,680.4 $5,529.0 $5,410.9 $5,173.1 $5,038.2 $4,847.4 $4,803.2 Tangible Common Equity to Risk Weighted Assets 8.50% 8.31% 8.04% 7.50% 7.79% 12.25% 12.44% 13.04% 13.98% 14.58%

Non-GAAP Reconciliations ($ in millions) 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Total Revenues $101.4 $106.4 $95.4 $91.6 $98.1 $98.1 $96.1 Less: Provision for Loan Losses (17.3) (12.0) (12.2) (21.8) (9.3) (8.0) (6.4) Less: Noninterest Expenses (77.5) (86.8) (84.0) (90.8) (77.1) (77.9) (76.1) Pre-tax Income $6.6 $7.6 $(.8) $(21.0) $11.7 $12.2 $13.6 Add: Provision for Loan Losses 17.3 12.0 12.2 21.8 9.3 8.0 6.4 Less: Securities and Derivatives Gains/Losses (3.6) (2.9) .6 2.8 (3.6) (3.6) (3.5) Pre-tax, Pre-Provision Income $20.3 $16.7 $12.0 $3.6 $17.4 $16.6 $16.5

Non-GAAP Reconciliations ($ in millions) 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 Total Revenues as Reported $101.4 $106.4 $95.4 $91.6 $98.1 $98.1 $96.1 Less: Securities and Derivatives Gains/Losses (3.6) (2.9) .6 2.8 (3.6) (3.6) (3.5) Total Revenues as Adjusted $97.8 $103.5 $96.0 $94.4 $94.5 $94.5 $92.6

ONB's Peer Group* Like-size, publicly-traded financial services companies, generally in the Midwest, serving comparable demographics with comparable services as ONB 1st Source Corporation SRCE Heartland Financial USA, Inc. HTLF BancFirst Corporation BANF IBERIABANK Corporation IBKC BancorpSouth, Inc. BXS MB Financial, Inc. MBFI Bank of Hawaii Corporation BOH Park National Corporation PRK Chemical Financial Corporation CHFC Pinnacle Financial Partners, Inc. PNFP Commerce Bancshares, Inc. CBSH Prosperity Bancshares, Inc. PRSP Cullen/Frost Bankers, Inc. CFR S&T Bancorp, Inc. STBA F.N.B. Corporation FNB Sterling Bancshares, Inc. SBIB First Commonwealth Financial Corporation FCF Susquehanna Bancshares, Inc. SUSQ First Financial Bancorp. FFBC Trustmark Corporation TRMK First Interstate BancSystem, Inc. FIBK UMB Financial Corporation UMBF First Merchants Corporation FRME United Bankshares, Inc. UBSI First Midwest Bancorp, Inc. FMBI Valley National Bancorp VLY FirstMerit Corporation FMER WesBanco, Inc. WSBC Glacier Bancorp, Inc. GBCI Whitney Holding Corporation WTNY Hancock Holding Company HBHC Wintrust Financial Corporation WTFC *Peer group was updated 3Q10

ONB's Peer Group*

OLD NATIONAL BANCORP

Like-size, publicly-traded financial services companies, generally in the Midwest, serving comparable demographics with comparable services as ONB

*Peer group was updated 3Q10

1st Source Corporation	SRCE	Heartland Financial USA, Inc.	HTLF
BancFirst Corporation	BANF	IBERIABANK Corporation	IBKC
BancorpSouth, Inc.	BXS	MB Financial, Inc.	MBFI
Bank of Hawaii Corporation	BOH	Park National Corporation	PRK
Chemical Financial Corporation	CHFC	Pinnacle Financial Partners, Inc.	PNFP
Commerce Bancshares, Inc.	CBSH	Prosperity Bancshares, Inc.	PRSP
Cullen/Frost Bankers, Inc.	CFR	S&T Bancorp, Inc.	STBA
F.N.B. Corporation	FNB	Sterling Bancshares, Inc.	SBIB
First Commonwealth Financial Corporation	FCF	Susquehanna Bancshares, Inc.	SUSQ
First Financial Bancorp.	FFBC	Trustmark Corporation	TRMK
First Interstate BancSystem, Inc.	FIBK	UMB Financial Corporation	UMBF
First Merchants Corporation	FRME	United Bankshares, Inc.	UBSI
First Midwest Bancorp, Inc.	FMBI	Valley National Bancorp	VLY
FirstMerit Corporation	FMER	WesBanco, Inc.	WSBC
Glacier Bancorp, Inc.	GBCI	Whitney Holding Corporation	WTNY
Hancock Holding Company	HBHC	Wintrust Financial Corporation	WTFC

2010 Analyst / Investor Conference

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